                                   FORM 8-K
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of l934

Date of Report (Date of earliest event reported)     August 12, 1997
                                                --------------------------------

--------------------------------------------------------------------------------

                               FCC National Bank
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charters)


United States of America                 0-16337                  51-0269396
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                File Numbers)          Identification No.)


One Gateway Center, 300 King Street, Wilmington, Delaware           19801
--------------------------------------------------------------------------------
         (Address of principal executive office)                  (Zip Code)


Registrant's telephone number, including area code:   302-656-5020


                                         Page 1 of 81
                                         Exhibit Index on Page 5

Item 5.  Other Events.
------

The Registrant's hereby incorporates by reference the information contained in
Exhibit 28 hereto in response to this Item 5.

Item 7.  Financial Statements and Exhibits.
-------

(c) Exhibits
       28A.  Monthly Servicer's Certificate -
             6.25% Asset Backed Certificates Series 1992-E, Floating Rate Asset Backed Certificates Series
             1993-F, Floating Rate Credit Card Certificates
             Series 1993-H, Floating Rate Asset Backed
             Certificates Series 1994-I, Floating Rate Asset
             Backed Certificates Series 1994-J, Floating Rate Credit Card Certificates Series 1994-K, 7.15%
             Credit Card Certificates Series 1994-L, Floating Rate Credit Card Certificates Series 1995-M, Floating Rate Credit Card Certificates Series 1995-N, Floating Rate Credit Card Certificates Series 1995-O, Floating Rate Credit Card Certificates Series 1995-P, Floating
             Rate Asset Backed Certificates Series 1996-Q, Floating Rate Asset Backed Certificates Series 1996-R and Floating Rate Asset Backed Certificates Series 1996-S.

       28B.  Certificateholder's Payment Date Statement -
             First Chicago Master Trust II 6.25% Asset Backed
             Certificates Series 1992-E.

       28C.  Certificateholder's Payment Date Statement -
             First Chicago Master Trust II Floating Rate Asset
             Backed Certificates Series 1993-F.

       28D.  Certificateholder's Payment Date Statement -
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1993-H.

       28E.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Asset
             Backed Certificates Series 1994-I.

       28F.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Asset
             Backed Certificates Series 1994-J.

       28G.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1994-K.

       28H.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II 7.15% Credit Card
             Certificates Series 1994-L.

       28I.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-M.

       28J.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-N.

       28K.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-O.

       28L.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-P.

       28M.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-Q.

       28N. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-R.

       28O. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-S.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             FCC NATIONAL BANK
                             ----------------------------------
                             (Registrant)


Date: August 12, 1997        By  /s/  Sharon A. Renchof
                             --------------------------------
                             Title: Assistant Secretary

                               INDEX TO EXHIBITS


Exhibit                 Description of
Number                      Exhibit
-------                 --------------
  28A.          Monthly Servicer's Certificate -
                  First Chicago Master Trust II
                  6.25% Asset Backed Certificates
                  Series 1992-E, Floating Rate Asset
                  Backed Certificates Series 1993-F,
                  Floating Rate Credit Card Certificates
                  Series 1993-H, Floating Rate Asset
                  Backed Certificates Series 1994-I,
                  Floating Rate Asset Backed Certificates
                  Series 1994-J, Floating Rate Credit Card
                  Certificates Series 1994-K, 7.15% Credit
                  Card Certificates Series 1994-L, Floating
                  Rate Credit Card Certificates Series
                  1995-M, Floating Rate Credit Card
                  Certificates Series 1995-N, Floating Rate
                  Credit Card Certificates Series 1995-O,
                  Floating Rate Credit Card Certificates
                  Series 1995-P, Floating Rate Asset
                  Backed Certificates Series 1996-Q, Floating
                  Rate Asset Backed Certificates Series
                  1996-R and Floating Rate Asset Backed
                  Certificates Series 1996-S.

  28B.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II 6.25% Asset Backed
                  Certificates Series 1992-E.

  28C.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Asset Backed
                  Certificates Series 1993-F.

  28D.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Credit Card
                  Certificates Series 1993-H.

  28E.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Asset Backed
                  Certificates Series 1994-I.

  28F.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Asset Backed
                  Certificates Series 1994-J.

  28G.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Credit Card
                  Certificates Series 1994-K.

  28H.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II 7.15% Credit Card
                  Certificates Series 1994-L.

  28I.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Credit Card
                  Certificates Series 1995-M.

  28J.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Credit Card
                  Certificates Series 1995-N.

  28K.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Credit Card
                  Certificates Series 1995-O.

  28L.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Credit Card
                  Certificates Series 1995-P.

  28M.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Asset Backed
                  Certificates Series 1996-Q.


  28N.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Asset Backed
                  Certificates Series 1996-R.


  28O.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Asset Backed
                  Certificates Series 1996-S.

                        MONTHLY SERVICER'S CERTIFICATE



                              FCC NATIONAL BANK



              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II

                                August 7, 1997

              ---------------------------------------------------



 The undersigned, duly authorized representatives of FCC National Bank ("FCCNB"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of June 1, 1990, as amended and supplemented, (the "Pooling and Servicing Agreement") by and between FCCNB, as Seller and Servicer and Norwest Bank Minnesota, National Association, as Trustee, does hereby certify as follows:

     1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

     2. FCCNB is as of the date hereof the Seller and the Servicer under the Pooling and Servicing
         Agreement.

     3.  The undersigned are Servicing Officers.

     4.  The aggregate amount of Collections
         processed for the Due Period for this
         Distribution Date was equal to......................  $3,708,933,909.02

     5.  (a)  The aggregate amount of such Collections
         allocated to Principal Receivables for the
         Due Period for this Distribution Date was
         equal to...........................................  $3,475,666,228.75

         (b)  The aggregate amount of such Collections
         allocated to Finance Charge Receivables for the
         Due Period for this Distribution Date was
         equal to...........................................    $233,267,680.27

     6.  The aggregate Interchange Amount (which
         will be included as Finance Charge Receivables
         for all Series), for this distribution
         date was equal to..................................     $42,556,358.85

     7.  The Invested Percentage of Collections
         allocated to Principal Receivables
         for the Due Period was equal to for:
         Series 1992-E......................................              6.514%
         Series 1993-F......................................              4.560%
         Series 1993-H......................................              4.560%
         Series 1994-I......................................              3.257%
         Series 1994-J......................................              3.257%
         Series 1994-K......................................              3.257%
         Series 1994-L......................................              3.257%
         Series 1995-M......................................              3.722%
         Series 1995-N......................................              3.722%
         Series 1995-O......................................              3.722%
         Series 1995-P......................................              3.722%
         Series 1996-Q......................................              6.700%
         Series 1996-R......................................              2.978%
         Series 1996-S......................................              5.211%

     8.  The Invested Percentage of Collections
         allocated to Finance Charge Receivables for
         the Due Period was equal to for:
         Series 1992-E......................................              3.800%
         Series 1993-F......................................              4.560%
         Series 1993-H......................................              4.560%
         Series 1994-I......................................              1.086%
         Series 1994-J......................................              3.257%
         Series 1994-K......................................              3.257%
         Series 1994-L......................................              3.257%
         Series 1995-M......................................              3.722%
         Series 1995-N......................................              3.722%
         Series 1995-O......................................              3.722%
         Series 1995-P......................................              3.722%
         Series 1996-Q......................................              6.700%
         Series 1996-R......................................              2.978%
         Series 1996-S......................................              5.211%

     9.  The Invested Percentage with respect to
         the Investor Default Amount for
         the Due Period was equal to for:
         Series 1992-E.......................................             3.800%
         Series 1993-F.......................................             4.560%
         Series 1993-H.......................................             4.560%
         Series 1994-I.......................................             1.086%
         Series 1994-J.......................................             3.257%
         Series 1994-K.......................................             3.257%
         Series 1994-L.......................................             3.257%
         Series 1995-M.......................................             3.722%
         Series 1995-N.......................................             3.722%
         Series 1995-O.......................................             3.722%
         Series 1995-P.......................................             3.722%
         Series 1996-Q.......................................             6.700%
         Series 1996-R.......................................             2.978%
         Series 1996-S.......................................             5.211%

    10.  The aggregate amount of drawings or payments,
         if any, under the Enhancement, if any,
         required to be made on the next succeeding
         Distribution Date is equal to for:
         Series 1992-E.......................................             $0.00
         Series 1993-F.......................................             $0.00
         Series 1993-H.......................................             $0.00
         Series 1994-I.......................................             $0.00
         Series 1994-J.......................................             $0.00
         Series 1994-K.......................................             $0.00
         Series 1994-L.......................................             $0.00
         Series 1995-M.......................................             $0.00
         Series 1995-N.......................................             $0.00
         Series 1995-O.......................................             $0.00
         Series 1995-P.......................................             $0.00
         Series 1996-Q.......................................             $0.00
         Series 1996-R.......................................             $0.00
         Series 1996-S.......................................             $0.00

    11.  The amount of interest due on the Cash
         Collateral Account loan, if applicable,
         required to be paid on the next Distribution
         Date is equal to for:
         Series 1992-E.......................................        $24,339.22
         Series 1993-F.......................................        $38,791.67
         Series 1993-H.......................................        $37,789.30
         Series 1994-I.......................................         $4,460.32
         Series 1994-J.......................................        $23,257.89
         Series 1994-K.......................................        $25,474.73
         Series 1994-L.......................................        $17,468.27
         Series 1995-M.......................................             $0.00
         Series 1995-N.......................................             $0.00
         Series 1995-O.......................................             $0.00
         Series 1995-P.......................................             $0.00
         Series 1996-Q.......................................             $0.00
         Series 1996-R.......................................             $0.00
         Series 1996-S.......................................             $0.00

12.  The amount of Monthly Servicing Fee required to be
     paid on the next succeeding Distribution Date is
     equal to for:
     Series 1992-E .........................................         $972,222.22
     Series 1993-F .........................................       $1,225,000.00
     Series 1993-H .........................................       $1,166,666.67
     Series 1994-I .........................................         $277,777.78
     Series 1994-J .........................................         $833,333.33
     Series 1994-K .........................................         $833,333.33
     Series 1994-L .........................................         $833,333.33
     Series 1995-M .........................................         $952,380.96
     Series 1995-N .........................................         $952,380.96
     Series 1995-O .........................................         $952,380.96
     Series 1995-P .........................................         $952,380.96
     Series 1996-Q .........................................       $1,714,285.71
     Series 1996-R .........................................         $761,904.77
     Series 1996-S .........................................       $1,333,333.33
13.  The aggregate amount payable to Investor
     Certificateholders on the succeeding Distribution Date
     in respect of interest is equal to for:
     Series 1992-E .........................................       $3,038,194.44
     Series 1993-F .........................................       $3,609,131.94
     Series 1993-H .........................................       $3,548,854.17
     Series 1994-I .........................................         $840,659.72
     Series 1994-J .........................................       $2,543,506.94
     Series 1994-K .........................................       $2,529,513.89
     Series 1994-L .........................................       $2,979,166.67
     Series 1995-M .........................................       $2,922,704.61
     Series 1995-N .........................................       $2,885,621.47
     Series 1995-O .........................................       $2,924,548.34
     Series 1995-P .........................................       $2,897,160.60
     Series 1996-Q .........................................       $5,172,087.87
     Series 1996-R .........................................       $2,278,879.78
     Series 1996-S .........................................       $4,034,466.61
14.  The aggregate amount payable to Investor
     Certificateholders on the succeeding Distribution Date
     in respect of principal is equal to for:
     Series 1992-E .........................................      $83,333,333.34
     Series 1993-F .........................................               $0.00
     Series 1993-H .........................................               $0.00
     Series 1994-I .........................................      $41,666,666.67
     Series 1994-J .........................................               $0.00
     Series 1994-K .........................................               $0.00
     Series 1994-L .........................................               $0.00
     Series 1995-M .........................................               $0.00
     Series 1995-N .........................................               $0.00
     Series 1995-O .........................................               $0.00
     Series 1995-P .........................................               $0.00
     Series 1996-Q .........................................               $0.00
     Series 1996-R .........................................               $0.00
     Series 1996-S .........................................               $0.00

15.  The excess, if any, of the First Chicago Amount over
     the Aggregate Principal Receivables required to be
     maintained pursuant to the Agreement ..................   $6,379,510,547.74

16.  The First Chicago Amount for the Due Period divided by
     Aggregate Principal Receivables for the Due Period ....             46.443%

17.  The Minimum First Chicago Interest Percentage .........              7.000%

18. Attached hereto is a true and correct copy of the statement required to be delivered by the Servicer on the date of this Certificate to the Trustee in respect of each Series outstanding pursuant to Section 5.02(a) of the Agreement, if applicable.

19.  As of the date hereof, to the best knowledge of the
     undersigned, no default in the performance of the
     obligation of the Servicer under the Pooling and
     Servicing Agreement has occurred or is continuing
     except as follows:   None.

20. As of the date hereof no Liquidation Event has been deemed to have occurred for the Due Period for this Distribution Date with respect to any Series.

21. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than the Lien granted by the Pooling and Servicing Agreement.

22. During the preceding calendar month, the number of newly-originated Accounts was 144,809.


     IN WITNESS WHEREOF, the undersigned have duly executed and delivered this certificate the date first set forth above.

                                        FCC NATIONAL BANK
                                           as Servicer



                                               /s/  Mary A. Knutson
                                        By:  ---------------------------------
                                                     Servicing Officer


                                               /s/  Charlotte Drevant
                                        By:  ---------------------------------
                                                     Servicing Officer

                   CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                                FCC NATIONAL BANK

               ---------------------------------------------------

                           FIRST CHICAGO MASTER TRUST II
                                    Series 1992-E
                                    August 7, 1997

               ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest
         Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1992-E Supplement dated as of August 1, 1992 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the August 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the basis of aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1,000 Original Principal Amount).
             ----------------------------------------------------------

             1.  The total amount of the distribution to
                 Series 1992-E Certificateholders on the
                 Payment Date per $1,000 interest. . . .             $86.372

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the Series 1992-E Certificates,
                 per $1,000 interest . . . . . . . . . .             $83.333

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Series 1992-E Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .              $3.038

         B.  Information Regarding the Performance of the Trust.
             ---------------------------------------------------

             1.  Collections of Receivables.
                 ---------------------------

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.       $479,182,109.91

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1992-E Certificates . . . . .       $236,895,186.26

             c.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Series 1992-E
                 Certificates, per $1,000 interest. . . .              $236.895


             2.  Receivables in Trust.
                 ---------------------

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by
                 the Exchangeable Seller's Certificate
                 and by the Investor Certificates of
                 all Series). . . . . . . . . . . . . . .    $15,350,939,122.74

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1992-E
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .        $583,333,333.30

             c.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1992-E Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                  3.800%

             d.  The Invested Percentage with respect
                 to Principal Receivables for the
                 Series 1992-E Certificates for the
                 Due Period with respect to the
                 current Distribution Date . . . . . . .                  6.514%

             3.  Delinquent Balances.
                 --------------------

                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . .            $884,535,477.62


             4.  Investor Default Amount.
                 ------------------------

                 The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1992-E
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . .              $4,340,037.63


             5.  Investor Charge-Offs.
                 ---------------------

             a.  The amount of the Investor Charge-Offs
                 per $1,000 interest after reimbursement
                 of any such Investor Charge-Offs for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . .                   $0.000

             b.  The amount attributable to Investor Charge-Offs,
                 if any, by which the principal balance of
                 the Series 1992-E Certificates exceeds
                 the Invested Amount as of the end of the
                 day on the Record Date with respect
                 to the current Distribution Date. .                    $0.00


             6.  Monthly Servicing Fee.
                 ----------------------

                 The amount of the Monthly Servicing
                 Fee payable by the Trust to the Servicer
                 for the current Distribution Date .              $972,222.22


             7.  Available Cash Collateral Amount.
                 ---------------------------------

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . .                     $0.00

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account (the "Available
                 Cash Collateral Amount") as of the end
                 of the day on the current Distribution
                 Date, after giving effect to all
                 withdrawals, deposits and payments to be
                 made in respect of the preceding Due
                 Period . . . . . . . . . . . . . . .           $70,000,000.00

             c.  The Available Cash Collateral Amount
                 as computed in 7.b. as a percentage of the
                 Invested Amount of the Series 1992-E
                 Certificates as of such Due Period . . .                12.000%

         C.  The Pool Factor.
             ----------------

                 The Pool Factor (which represents the ratio
                 of the Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Investor Charge-Offs set forth
                 in B.5.a. above and for the distributions of
                 principal set forth in A.2 above to the
                 Initial Invested Amount).  The amount of a
                 Certificateholder's pro rata share of the
                 Invested Amount can be determined by multi-
                 plying the original denomination of the
                 holder's Certificate by the Pool Factor . .        50.00000000%

         D.  Deficit Controlled Amortization Amount.
             ---------------------------------------

              1. The Deficit Controlled Amortization Amount
                 for the preceding Due Period. . . . . .                  $0.00


                                      FCC NATIONAL BANK,
                                      Servicer



                                      By  /s/ Mary A. Knutson
                                          -------------------------------
                                      Title:       Vice President

                   CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                                FCC NATIONAL BANK

               ---------------------------------------------------

                           FIRST CHICAGO MASTER TRUST II
                                    Series 1993-F
                                    August 7, 1997

               ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1993-F Supplement dated as of June 1, 1993 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the August 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Series 1993-F Certificateholders on the
                 Payment Date per $1,000 interest. . . .             $5.156

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the Series 1993-F Certificates,
                 per $1,000 interest . . . . . . . . . .             $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Series 1993-F Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .             $5.156

         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.       $479,182,109.91

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1993-F Certificates. . . . .         $11,644,192.10

             c.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Series 1993-F
                 Certificates, per $1,000 interest. . . .               $16.635

             d.  Excess Principal Collections allocated in
                 respect of the Series 1993-F Certificates,
                 if any. . . . . . . . . . . . . . . . . .                $0.00

             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series).   $15,350,939,122.74

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1993-F
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .        $700,000,000.00

             c.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1993-F Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                  4.560%

             d.  The Invested Percentage with respect
                 to Principal Receivables for the
                 Series 1993-F Certificates for the
                 Due Period with respect to the
                 current Distribution Date . . . . . . .                  4.560%

             e.  The Pre-Allocated Invested Amount for
                 the Due Period with respect to the
                 current Distribution Date . . . . . . .                  $0.00

             3.  Delinquent Balances.

                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . . . . . . .    $884,535,477.62

             4.  Investor Default Amount.

                 The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1993-F
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . . . . . . .      $5,208,045.15

             5.  Investor Charge-Offs.

             a.  The amount of the Investor Charge-Offs
                 per $1,000 interest after reimbursement
                 of any such Investor Charge-Offs for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . . . .             $0.000

             b.  The amount attributable to Investor Charge-Offs,
                 if any, by which the principal balance of
                 the Series 1993-F Certificates exceeds
                 the Invested Amount as of the end of the
                 day on the Record Date with respect
                 to the current Distribution Date. . . . . .              $0.00

             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable from Available Funds by the
                 Trust to the Servicer with respect to
                 the current Distribution Date . . . . . . .        $291,666.67

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current
                 Distribution Date . . . . . . . . . . . . .        $933,333.33

             7.  Available Cash Collateral Amount.

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . . . . . .              $0.00

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account (the "Available
                 Cash Collateral Amount") as of the end
                 of the day on the current Distribution
                 Date, after giving effect to all
                 withdrawals, deposits and payments to be
                 made in respect of the preceding Due
                 Period . . . . . . . . . . . . . . . . .        $91,000,000.00

             c.  The Available Cash Collateral Amount
                 as computed in 7.b. as a percentage of the
                 Invested Amount of the Series 1993-F
                 Certificates as of such Due Period . . .                13.000%

         C. The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Investor Charge-Offs set forth
                 in B.5.a. above and for the distributions of
                 principal set forth in A.2 above to the
                 Initial Invested Amount).  The amount of a
                 Certificateholder's pro rata share of the
                 Invested Amount can be determined by multi-
                 plying the original denomination of the
                 holder's Certificate by the Pool Factor . .       100.00000000%

         D.  Deficit Controlled Amortization Amount.

              1. The Deficit Controlled Amortization Amount
                 for the preceding Due Period. . . . . . . .              $0.00


                                      FCC NATIONAL BANK,
                                      Servicer



                                      By /s/ Mary A. Knutson
                                         -------------------

                                      Title:  Vice President

                  CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1993-H
                                August 7, 1997

              ---------------------------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1993-H Supplement dated as of August 1, 1993 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II
(the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the August 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Distribution
    (Stated on the Basis of $1000 Original Principal Amount).
    ---------------------------------------------------------

    1.  The total amount of the distribution to
        Series 1993-H Certificateholders on the
        Payment Date per $1,000 interest. . . .                          $5.070

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the Series 1993-H Certificates,
        per $1,000 interest . . . . . . . . . .                          $0.000

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Series 1993-H Certificates, per $1,000
        interest. . . . . . . . . . . . . . . .                          $5.070

B.   Information Regarding the Performance of the Trust.
     ---------------------------------------------------

     1.  Collections of Receivables.
         ---------------------------

     a.  The aggregate amount of Collections of
         Receivables processed for the Due Period
         with respect to the current Distribution
         Date which were allocated in respect of
         the Investor Certificates of all Series.              $479,182,109.91

     b.  The aggregate amount of Collections of
         Receivables processed for the Due Period
         with respect to the current Distribution
         Date which were allocated in respect of
         the Series 1993-H Certificates. . . . .                $11,848,358.76

     c.  The amount of Collections of Receivables
         processed for the Due Period with respect
         to the current Distribution Date which were
         allocated in respect of Series 1993-H
         Certificates, per $1,000 interest. . . .                      $16.926

     d.  Excess Principal Collections allocated in
         respect of the Series 1993-H Certificates,
         if any . . . . . . . . . . . . . . . . .                        $0.00

     2.  Receivables in Trust.
         ---------------------

     a.  Aggregate Principal Receivables for the
         Due Period with respect to the current
         Distribution Date (which reflects the
         Principal Receivables represented by the
         Exchangeable Seller's Certificate and by
         the Investor Certificates of all Series)           $15,350,939,122.74

     b.  The amount of Principal Receivables in
         the Trust represented by the Series 1993-H
         Certificates (the "Invested Amount") for
         the Due Period with respect to the current
         Distribution Date . . . . . . . . . . .               $700,000,000.00

     c.  The Invested Percentage with respect to
         Finance Charge Receivables (including
         Interchange) and Defaulted Receivables for
         the Series 1993-H Certificates for the Due
         Period with respect to the current
         Distribution Date . . . . . . . . . . .                         4.560%

     d.  The Invested Percentage with respect
         to Principal Receivables for the
         Series 1993-H Certificates for the
         Due Period with respect to the
         current Distribution Date . . . . . . .                         4.560%

     e.  The Pre-Allocated Invested Amount for
         the Due period with respect to the
         current Distribution Date . . . . . . .                         $0.00

     3.  Delinquent Balances.
         --------------------

         The aggregate amount of outstanding
         balances in the Accounts which were 30
         or more days delinquent as of the end of
         the Due Period for the current Distribution
         Date. . . . . . . . . . . . . . . . . . . .           $884,535,477.62

     4.  Investor Default Amount.
         ------------------------

         The aggregate amount of all Defaulted
         Receivables written off as uncollectible
         during the Due Period with respect
         to the current Distribution Date
         allocable to the Series 1993-H
         Certificates (the "Investor Default
         Amount"). . . . . . . . . . . . . . . . . .             $5,208,045.15

     5.  Investor Charge-Offs.
         ---------------------

         a.  The amount of the Investor Charge-Offs
             per $1,000 interest after reimbursement
             of any such Investor Charge-Offs for the
             Due Period with respect to the current
             Distribution Date . . . . . . . . . . .                    $0.000

         b.  The amount attributable to Investor Charge-Offs,
             if any, by which the principal balance of
             the Series 1993-H Certificates exceeds
             the Invested Amount as of the end of the
             day on the Record Date with respect
             to the current Distribution Date  . . .                     $0.00

     6.  Monthly Servicing Fee.
         ---------------------

         a.  The amount of the Monthly Servicing Fee
             payable from Available Funds by the
             Trust to the Servicer with respect to
             the current Distribution Date . . . . .               $437,500.00

         b.  The amount of the Interchange Monthly
             Servicing Fee payable to the Servicer
             with respect to the current
             Distribution Date . . . . . . . . . . .               $729,166.67

     7.  Available Cash Collateral Amount.
         ---------------------------------

         a.  The amount, if any, withdrawn
             from the Cash Collateral Account
             for the current Distribution Date
             (the "Withdrawal Amount") . . . . . . .                     $0.00

          b.  The amount available to be withdrawn from
              the Cash Collateral Account (the "Available
              Cash Collateral Amount") as of the end
              of the day on the current Distribution
              Date, after giving effect to all
              withdrawals, deposits and payments to be
              made in respect of the preceding Due
              Period . . . . . . . . . . . . . . . . .          $91,000,000.00

          c.  The Available Cash Collateral Amount
              as computed in 7.b. as a percentage of the
              Invested Amount of the Series 1993-H
              Certificates as of such Due Period . . .                  13.000%

     C.   The Pool Factor.
          ----------------

              The Pool Factor (which represents the ratio
              of the Invested Amount on the last day
              of the month ending on the Record Date
              adjusted for Investor Charge-Offs set forth
              in B.5.a. above and for the distributions of
              principal set forth in A.2 above to the
              Initial Invested Amount).  The amount of a
              Certificateholder's pro rata share of the
              Invested Amount can be determined by multi-
              plying the original denomination of the
              holder's Certificate by the Pool Factor             100.00000000%

     D.   Deficit Controlled Amortization Amount.
          ---------------------------------------

          1.  The Deficit Controlled Amortization Amount
              for the preceding Due Period . . . . . .                   $0.00


                                      FCC NATIONAL BANK,
                                      Servicer



                                      By /s/ Mary A. Knutson
                                         -------------------

                                      Title: Vice President

                  CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

              ---------------------------------------------------

                          FIRST CHICAGO MASTER TRUST II
                                   Series 1994-I
                                   August 7, 1997

              ---------------------------------------------------


                  Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994-I Supplement dated as of May 1, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the August 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


        A.  Information Regarding the Current Distribution
            (Stated on the Basis of $1,000 Original Principal Amount).
            ----------------------------------------------------------

            1.  The total amount of the distribution to
                Series 1994-I Certificateholders on the
                Payment Date per $1,000 interest. . . .              $85.015

            2.  The amount of the distribution set forth
                in paragraph 1 above in respect of
                principal on the Series 1994-I Certificates,
                per $1,000 interest . . . . . . . . . .              $83.333

            3.  The amount of the distribution set forth in
                paragraph 1 above in respect of interest on
                the Series 1994-I Certificates, per $1,000
                interest. . . . . . . . . . . . . . . .               $1.681

         B.  Information Regarding the Performance of the Trust.
             ---------------------------------------------------

             1.  Collections of Receivables.
                 ---------------------------

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.       $479,182,109.91

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1994-I Certificates . . . . .       $116,027,995.52

             c.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Series 1994-I
                 Certificates, per $1,000 interest. . . .              $232.056

             d.  Excess Finance Charge Collections allocated
                 in respect of the Series 1994-I Certificates,
                 if any . . . . . . . . . . . . . . . . .                 $0.00

             e.  Excess Principal Collections allocated in
                 respect of the Series 1994-I Certificates,
                 if any . . . . . . . . . . . . . . . . .                 $0.00

             2.  Receivables in Trust.
                 ---------------------

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series)    $15,350,939,122.74

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1994-I
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date. . . . . . . . . . . .       $166,666,666.64

             c.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1994-I Certificates for the Due
                 Period with respect to the current
                 Distribution Date. . . . . . . . . . . .                 1.086%

             d.  The Invested Percentage with respect to
                 Principal Receivables for the Series 1994-I
                 Certificates for the Due Period with respect
                 to the current Distribution Date . . . .                 3.257%

             3.  Delinquent Balances.
                 --------------------

                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . . .          $884,535,477.62

             4.  Investor Default Amount.
                 ------------------------

                 The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1994-I
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . . .            $1,240,010.76

             5.  Investor Charge-Offs.
                 ---------------------

             a.  The amount of the Investor Charge-Offs
                 per $1,000 interest after reimbursement
                 of any such Investor Charge-Offs for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . .                   $0.000

             b.  The amount attributable to Investor Charge-Offs,
                 if any, by which the principal balance of
                 the Series 1994-I Certificates exceeds
                 the Invested Amount as of the end of the
                 day on the Record Date with respect
                 to the current Distribution Date. .                    $0.00

             6.  Monthly Servicing Fee.
                 ----------------------

             a.  The amount of the Monthly Servicing Fee
                 payable from Available Funds by the
                 Trust to the Servicer with respect to
                 the current Distribution Date . . .              $104,166.67

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current
                 Distribution Date . . . . . . . . .              $173,611.11

             7.  Available Cash Collateral Amount.
                 ---------------------------------

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount"). . . . .                     $0.00

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account (the "Available
                 Cash Collateral Amount") as of the end
                 of the day on the current Distribution
                 Date, after giving effect to all
                 withdrawals, deposits and payments to be
                 made in respect of the preceding Due
                 Period. . . . . . . . . . . . . . . . . . .     $20,833,333.33

             c.  The Available Cash Collateral Amount
                 as computed in 7.b. as a percentage of the
                 Invested Amount of the Series 1994-I
                 Certificates as of such Due Period. . . . .             12.500%

         C.  The Pool Factor.
             ----------------

                 The Pool Factor (which represents the ratio
                 of the Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Investor Charge-Offs set forth
                 in B.5.a. above and for the distributions of
                 principal set forth in A.2 above to the
                 Initial Invested Amount).  The amount of a
                 Certificateholder's pro rata share of the
                 Invested Amount can be determined by multi-
                 plying the original denomination of the
                 holder's Certificate by the Pool Factor . .        24.99999999%

         D.  Deficit Controlled Amortization Amount.
             ---------------------------------------

              1. The Deficit Controlled Amortization Amount
                 for the preceding Due Period. . . . . . . .             $0.00


                                      FCC NATIONAL BANK,
                                      Servicer



                                      By /s/ Mary A. Knutson
                                         -------------------

                                      Title:  Vice President

          CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                       FCC NATIONAL BANK

      ---------------------------------------------------

                  FIRST CHICAGO MASTER TRUST II
                           Series 1994-J
                           August 7, 1997

      ---------------------------------------------------


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994-J Supplement dated as of May 1, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the August 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Distribution
    (Stated on the Basis of $1000 Original Principal Amount).

    1.  The total amount of the distribution to
        Series 1994-J  Certificateholders on the
        Payment Date per $1,000 interest. . . .                $5.087

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the  Series 1994-J  Certificates,
        per $1,000 interest . . . . . . . . . .                $0.000

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Series 1994-J  Certificates, per $1,000
        interest. . . . . . . . . . . . . . . .                $5.087

B.  Information Regarding the Performance of the Trust.

    1.  Collections of Receivables.

    a.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series.       $479,182,109.91

    b.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1994-J  Certificates. . . . .         $8,463,113.42

    c.  The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Series 1994-J
        Certificates, per $1,000 interest. . . .               $16.926

    d.  Excess Finance Charge Collections allocated
        in respect of the Series 1994-J Certificates,
        if any. . . . . . . . . . . . . . . . . .                $0.00

    e.  Excess Principal Collections allocated in
        respect of the Series 1994-J Certificates,
        if any. . . . . . . . . . . . . . . . . .                $0.00

    2.  Receivables in Trust.

    a.  Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series).   $15,350,939,122.74

    b.  The amount of Principal Receivables in
        the Trust represented by the Series 1994-J
        Certificates (the "Invested Amount") for
        the Due Period with respect to the current
        Distribution Date . . . . . . . . . . .        $500,000,000.00

    c.  The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1994-J  Certificates for the Due
        Period with respect to the current
        Distribution Date . . . . . . . . . . .                  3.257%

    d.  The Invested Percentage with respect to
        Principal Receivables for the Series 1994-J
        Certificates for the Due Period with respect
        to the current Distribution Date . . . . .               3.257%

3.  Delinquent Balances.

    The aggregate amount of outstanding
    balances in the Accounts which were 30
    or more days delinquent as of the end of
    the Due Period for the current Distribution
    Date. . . . . . . . . . . . . . .            $884,535,477.62

4.  Investor Default Amount.

    The aggregate amount of all Defaulted
    Receivables written off as uncollectible
    during the Due Period with respect
    to the current Distribution Date
    allocable to the Series 1994-J
    Certificates (the "Investor Default
    Amount"). . . . . . . . . . . . .              $3,720,032.25

5.  Investor Charge-Offs.

a.  The amount of the Investor Charge-Offs
    per $1,000 interest after reimbursement
    of any such Investor Charge-Offs for the
    Due Period with respect to the current
    Distribution Date . . . . . . . . .                   $0.000

b.  The amount attributable to Investor Charge-Offs,
    if any, by which the principal balance of
    the Series 1994-J  Certificates exceeds
    the Invested Amount as of the end of the
    day on the Record Date with respect
    to the current Distribution Date. .                    $0.00

6.  Monthly Servicing Fee.

a.  The amount of the Monthly Servicing Fee
    payable from Available Funds by the
    Trust to the Servicer with respect to
    the current Distribution Date . . .              $312,500.00

b.  The amount of the Interchange Monthly
    Servicing Fee payable to the Servicer
    with respect to the current
    Distribution Date . . . . . . . . .              $520,833.33

7.  Available Cash Collateral Amount.

a.  The amount, if any, withdrawn
    from the Cash Collateral Account
    for the current Distribution Date
    (the "Withdrawal Amount") . . . . .                    $0.00

    b.  The amount available to be withdrawn from
        the Cash Collateral Account (the "Available
        Cash Collateral Amount") as of the end
        of the day on the current Distribution
        Date, after giving effect to all
        withdrawals, deposits and payments to be
        made in respect of the preceding Due
        Period . . . . . . . . . . . . . . .            $65,000,000.00

    c.  The Available Cash Collateral Amount
        as computed in 7.b. as a percentage of the
        Invested Amount of the Series 1994-J
        Certificates as of such Due Period . . .                13.000%

C.  The Pool Factor.

        The Pool Factor (which represents the ratio
        of the Invested Amount on the last day
        of the month ending on the Record Date
        adjusted for Investor Charge-Offs set forth
        in B.5.a. above and for the distributions of
        principal set forth in A.2 above to the
        Initial Invested Amount).  The amount of a
        Certificateholder's pro rata share of the
        Invested Amount can be determined by multi-
        plying the original denomination of the
        holder's Certificate by the Pool Factor . .       100.00000000%

D.  Deficit Controlled Amortization Amount.

     1. The Deficit Controlled Amortization Amount
        for the preceding Due Period. . . . . .                  $0.00


                             FCC NATIONAL BANK,
                             Servicer



                             By  /s/ Mary A. Knutson
                                 -------------------------

                             Title:         Vice President

          CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                       FCC NATIONAL BANK

      ---------------------------------------------------

                  FIRST CHICAGO MASTER TRUST II
                           Series 1994-K
                           August 7, 1997

      ---------------------------------------------------


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994-K Supplement dated as of August 1, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the August 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Distribution
    (Stated on the Basis of $1000 Original Principal Amount).

    1.  The total amount of the distribution to
        Series 1994-K  Certificateholders on the
        Payment Date per $1,000 interest. . . .               $5.059

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the  Series 1994-K  Certificates,
        per $1,000 interest . . . . . . . . . .               $0.000

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Series 1994-K  Certificates, per $1,000
        interest. . . . . . . . . . . . . . . .               $5.059

B.  Information Regarding the Performance of the Trust.

    1.  Collections of Receivables.

    a.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series.       $479,182,109.91

    b.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1994-K  Certificates. . . . .         $8,463,113.42

    c.  The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Series 1994-K
        Certificates, per $1,000 interest. . . .               $16.926

    d.  Excess Finance Charge Collections allocated
        in respect of the Series 1994-K Certificates,
        if any. . . . . . . . . . . . . . . . . .                $0.00

    e.  Excess Principal Collections allocated in
        respect of the Series 1994-K Certificates,
        if any. . . . . . . . . . . . . . . . . .                $0.00

    2.  Receivables in Trust.

    a.  Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series).   $15,350,939,122.74

    b.  The amount of Principal Receivables in
        the Trust represented by the Series 1994-K
        Certificates (the "Invested Amount") for
        the Due Period with respect to the current
        Distribution Date . . . . . . . . . . .        $500,000,000.00

    c.  The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1994-K  Certificates for the Due
        Period with respect to the current
        Distribution Date . . . . . . . . . . .                  3.257%

    d.  The Invested Percentage with respect to
        Principal Receivables for the Series 1994-K
        Certificates for the Due Period with respect
        to the current Distribution Date . . . . .               3.257%

3.  Delinquent Balances.

    The aggregate amount of outstanding
    balances in the Accounts which were 30
    or more days delinquent as of the end of
    the Due Period for the current Distribution
    Date. . . . . . . . . . . . . . .            $884,535,477.62

4.  Investor Default Amount.

    The aggregate amount of all Defaulted
    Receivables written off as uncollectible
    during the Due Period with respect
    to the current Distribution Date
    allocable to the Series 1994-K
    Certificates (the "Investor Default
    Amount"). . . . . . . . . . . . .              $3,720,032.25

5.  Investor Charge-Offs.

a.  The amount of the Investor Charge-Offs
    per $1,000 interest after reimbursement
    of any such Investor Charge-Offs for the
    Due Period with respect to the current
    Distribution Date . . . . . . . . .                   $0.000

b.  The amount attributable to Investor Charge-Offs,
    if any, by which the principal balance of
    the Series 1994-K  Certificates exceeds
    the Invested Amount as of the end of the
    day on the Record Date with respect
    to the current Distribution Date. .                    $0.00

6.  Monthly Servicing Fee.

a.  The amount of the Monthly Servicing Fee
    payable from Available Funds by the
    Trust to the Servicer with respect to
    the current Distribution Date . . .              $312,500.00

b.  The amount of the Interchange Monthly
    Servicing Fee payable to the Servicer
    with respect to the current
    Distribution Date . . . . . . . . .              $520,833.33

7.  Available Cash Collateral Amount.

a.  The amount, if any, withdrawn
    from the Cash Collateral Account
    for the current Distribution Date
    (the "Withdrawal Amount") . . . . .                    $0.00

    b.  The amount available to be withdrawn from
        the Cash Collateral Account (the "Available
        Cash Collateral Amount") as of the end
        of the day on the current Distribution
        Date, after giving effect to all
        withdrawals, deposits and payments to be
        made in respect of the preceding Due
        Period . . . . . . . . . . . . . . .           $72,500,000.00

    c.  The Available Cash Collateral Amount
        as computed in 7.b. as a percentage of the
        Invested Amount of the Series 1994-K
        Certificates as of such Due Period . . .                14.500%

C.  The Pool Factor.

        The Pool Factor (which represents the ratio
        of the Invested Amount on the last day
        of the month ending on the Record Date
        adjusted for Investor Charge-Offs set forth
        in B.5.a. above and for the distributions of
        principal set forth in A.2 above to the
        Initial Invested Amount).  The amount of a
        Certificateholder's pro rata share of the
        Invested Amount can be determined by multi-
        plying the original denomination of the
        holder's Certificate by the Pool Factor . .       100.00000000%

D.  Deficit Controlled Amortization Amount.

     1. The Deficit Controlled Amortization Amount
        for the preceding Due Period. . . . . .                  $0.00


                             FCC NATIONAL BANK,
                             Servicer



                             By /s/  Mary A. Knutson
                                ---------------------------

                             Title:         Vice President

          CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                       FCC NATIONAL BANK

      ---------------------------------------------------

                  FIRST CHICAGO MASTER TRUST II
                           Series 1994-L
                           August 7, 1997

      ---------------------------------------------------


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994-L Supplement dated as of August 1, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the August 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Distribution
    (Stated on the Basis of $1000 Original Principal Amount).

    1.  The total amount of the distribution to
        Series 1994-L Certificateholders on the
        Payment Date per $1,000 interest. . . .                $5.958

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the  Series 1994-L  Certificates,
        per $1,000 interest . . . . . . . . . .                $0.000

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Series 1994-L  Certificates, per $1,000
        interest. . . . . . . . . . . . . . . .                $5.958

B.  Information Regarding the Performance of the Trust.

    1.  Collections of Receivables.

    a.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series.       $479,182,109.91

    b.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1994-L Certificates. . . . .          $8,463,113.42

    c.  The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Series 1994-L
        Certificates, per $1,000 interest. . . .               $16.926

    d.  Excess Finance Charge Collections allocated
        in respect of the Series 1994-L Certificates,
        if any. . . . . . . . . . . . . . . . . .                $0.00

    e.  Excess Principal Collections allocated in
        respect of the Series 1994-L Certificates,
        if any. . . . . . . . . . . . . . . . . .                $0.00

    2.  Receivables in Trust.

    a.  Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series).   $15,350,939,122.74

    b.  The amount of Principal Receivables in
        the Trust represented by the Series 1994-L
        Certificates (the "Invested Amount") for
        the Due Period with respect to the current
        Distribution Date . . . . . . . . . . .        $500,000,000.00

    c.  The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1994-L Certificates for the Due
        Period with respect to the current
        Distribution Date . . . . . . . . . . .                  3.257%

    d.  The Invested Percentage with respect to
        Principal Receivables for the Series 1994-L
        Certificates for the Due Period with respect
        to the current Distribution Date . . . . .               3.257%

3.  Delinquent Balances.

    The aggregate amount of outstanding
    balances in the Accounts which were 30
    or more days delinquent as of the end of
    the Due Period for the current Distribution
    Date. . . . . . . . . . . . . . .            $884,535,477.62

4.  Investor Default Amount.

    The aggregate amount of all Defaulted
    Receivables written off as uncollectible
    during the Due Period with respect
    to the current Distribution Date
    allocable to the Series 1994-L
    Certificates (the "Investor Default
    Amount"). . . . . . . . . . . . .              $3,720,032.25

5.  Investor Charge-Offs.

a.  The amount of the Investor Charge-Offs
    per $1,000 interest after reimbursement
    of any such Investor Charge-Offs for the
    Due Period with respect to the current
    Distribution Date . . . . . . . . .                   $0.000

b.  The amount attributable to Investor Charge-Offs,
    if any, by which the principal balance of
    the Series 1994-L Certificates exceeds
    the Invested Amount as of the end of the
    day on the Record Date with respect
    to the current Distribution Date. .                    $0.00

6.  Monthly Servicing Fee.

a.  The amount of the Monthly Servicing Fee
    payable from Available Funds by the
    Trust to the Servicer with respect to
    the current Distribution Date . . .              $312,500.00

b.  The amount of the Interchange Monthly
    Servicing Fee payable to the Servicer
    with respect to the current
    Distribution Date . . . . . . . . .              $520,833.33

7.  Available Cash Collateral Amount.

a.  The amount, if any, withdrawn
    from the Cash Collateral Account
    for the current Distribution Date
    (the "Withdrawal Amount") . . . . .                    $0.00

    b.  The amount available to be withdrawn from
        the Cash Collateral Account (the "Available
        Cash Collateral Amount") as of the end
        of the day on the current Distribution
        Date, after giving effect to all
        withdrawals, deposits and payments to be
        made in respect of the preceding Due
        Period . . . . . . . . . . . . . . .           $57,500,000.00

    c.  The Available Cash Collateral Amount
        as computed in 7.b. as a percentage of the
        Invested Amount of the Series 1994-L
        Certificates as of such Due Period . . .                11.500%

C.  The Pool Factor.

        The Pool Factor (which represents the ratio
        of the Invested Amount on the last day
        of the month ending on the Record Date
        adjusted for Investor Charge-Offs set forth
        in B.5.a. above and for the distributions of
        principal set forth in A.2 above to the
        Initial Invested Amount).  The amount of a
        Certificateholder's pro rata share of the
        Invested Amount can be determined by multi-
        plying the original denomination of the
        holder's Certificate by the Pool Factor . .       100.00000000%

D.  Deficit Controlled Amortization Amount.

     1. The Deficit Controlled Amortization Amount
        for the preceding Due Period. . . . . .                  $0.00


                             FCC NATIONAL BANK,
                             Servicer



                             By /s/ Mary A. Knutson
                                    -----------------------

                             Title:         Vice President

          CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                       FCC NATIONAL BANK

      ---------------------------------------------------

                  FIRST CHICAGO MASTER TRUST II
                           Series 1995-M
                           August 7, 1997

      ---------------------------------------------------


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest
Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995-M Supplement dated as of April 1, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the August 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Distribution
    (Stated on the Basis of $1000 Original Principal Amount).

    1.  The total amount of the distribution to
        Class A Certificateholders on the
        Payment Date per $1,000 interest. . . .                $5.098

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the Class A Certificates,
        per $1,000 interest . . . . . . . . . .                $0.000

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Class A Certificates, per $1,000
        interest. . . . . . . . . . . . . . . .                $5.098

B.  Information Regarding the Performance of the Trust.

    1.  Collections of Receivables.

    a.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series.            $479,182,109.91

    b.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1995-M  Certificates. . . . .              $9,672,129.63

    c.  The aggregate amount of Collections
        of Receivables processed for the Due
        Period with respect to the current
        Distribution Date which were allocated
        in respect of the Class A Certificates . . .          $8,463,113.42

    d.  The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Class A
        Certificates, per $1,000 interest. . . .                    $16.926

    e.  The amount of Excess Spread for the Due
        Period with respect to the current
        Distribution Date. . . . . . . . . . . .              $3,046,199.10

    f.  The amount of Reallocated Principal
        Collections for the Due Period with
        respect to the current Distribution
        Date allocated in respect of the
        Class A Certificates . . . . . . . . . .                      $0.00

    g.  The amount of Excess Finance Charge
        Collections allocated in respect of the
        Series 1995-M Certificates, if any . . .                      $0.00

    h.  The amount of Excess Principal Collections
        allocated in respect of the
        Series 1995-M Certificates, if any . . .                      $0.00


2.  Receivables in Trust.

    a.  Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series).        $15,350,939,122.74

b.  The amount of Principal Receivables in
    the Trust represented by the Series 1995-M
    Certificates (the "Invested Amount") for
    the Due Period with respect to the current
    Distribution Date . . . . . . . . . . .        $571,428,572.00

c.  The amount of Principal Receivables
    in the Trust represented by the Class A
    Certificates (the "Class A Invested Amount")
    for the Due Period with respect to the
    current Distribution Date . . . . . . .        $500,000,000.00

d.  The Invested Percentage with respect to
    Finance Charge Receivables (including
    Interchange) and Defaulted Receivables for
    the Series 1995-M Certificates for the Due
    Period with respect to the current
    Distribution Date . . . . . . . . . . .                  3.722%

e.  The Invested Percentage with respect to
    Principal Receivables for the Series 1995-M
    Certificates for the Due Period with respect
    to the current Distribution Date. . . .                  3.722%

f.  The Class A Floating Percentage for the
    Due Period with respect to the current
    Distribution Date . . . . . . . . . . .                 87.500%

g.  The Class A Principal Percentage for the
    Due Period with respect to the current
    Distribution Date . . . . . . . . . . .                 87.500%

h.  The Collateral Floating Percentage for the
    Due Period with respect to the current
    Distribution Date . . . . . . . . . . .                 12.500%

i.  The Collateral Principal Percentage for the
    Due Period with respect to the current
    Distribution Date . . . . . . . . . . .                 12.500%


3.  Delinquent Balances.


    The aggregate amount of outstanding
    balances in the Accounts which were 30
    or more days delinquent as of the end of
    the Due Period for the current Distribution
    Date. . . . . . . . . . . . . . . . . .        $884,535,477.62

4.  Investor Default Amount.

a.  The aggregate amount of all Defaulted
    Receivables written off as uncollectible
    during the Due Period with respect
    to the current Distribution Date
    allocable to the Series 1995-M
    Certificates (the "Investor Default
    Amount"). . . . . . . . . . . . . . . .          $4,251,465.44

b.  The Class A Investor Default Amount. .           $3,720,032.25

c.  The Collateral Investor Default Amount.            $531,433.19

5.  Investor Charge-Offs.

a.  The amount of the Class A Investor
    Charge-Offs per $1,000 interest after
    reimbursement of any such Class A
    Investor Charge-Offs for the Due Period
    with respect to the current Distribution
    Date . . . . . . . . . . . . . . . . .                   $0.00

b.  The amount attributable to Class A
    Investor Charge-Offs, if any, by which
    the principal balance of the
    Class A Certificates exceeds the
    Class A Invested Amount as of the end
    of the day on the Record Date with
    respect to the current Distribution
    Date. . . . . . . . . . . . . . . . . .                  $0.00

c.  The amount of the Collateral Charge-
    Offs, if any, for the Due Period with
    respect to the current Distribution
    Date . . . . . . . . . . . . . . . . .                   $0.00

6.  Monthly Servicing Fee.

a.  The amount of the Monthly Servicing Fee
    payable by the Trust to the Servicer
    with respect to the current Distribution
    Date . . . . . . . . . . . . . . . . .             $357,142.86

b.  The amount of the Interchange Monthly
    Servicing Fee payable to the Servicer
    with respect to the current Distribution
    Date . . . . . . . . . . . . . . . . .             $595,238.10

7.  Available Cash Collateral Amount.
    ---------------------------------

a.  The amount, if any, withdrawn
    from the Cash Collateral Account
    for the current Distribution Date
    (the "Withdrawal Amount"). . . . .                          $0.00

b.  The amount available to be withdrawn from
    the Cash Collateral Account as of the
    end of the day on the current Distribution
    Date, after giving effect to all with-
    drawals, deposits and payments to be
    made on such Distribution Date (the
    "Available cash Collateral Amount"
    for the next Distribution Date) . . .               $5,714,286,00

c.  The amount as computed in 7.b as a
    percentage of the Class A Invested
    Amount after giving effect to all re-
    ductions thereof on the current Dist-
    ribution Date. . . . . . . . . . . . .                      1.143%

8.  Collateral Invested Amount.
    ---------------------------


a.  The Collateral Invested Amount for the
    current Distribution Date. . . . . .               $71,428,572.00

b.  The Collateral Invested Amount after
    giving effect to all withdrawals,
    deposits and payments on the current
    Distribution Date . . . . . . . . . .              $71,428,572.00

9.  Total Enhancement.
    ------------------

a.  The total Enhancement for the current
    Distribution Date. . . . . . . . . . .             $77,142,858.00

b.  The total Enhancement after giving ef-
    fect to all withdrawals, deposits and
    payments on the current Distribution
    Date. . . . . . . . . . . . . . . . .              $77,142,858.00

 c.  The Pool Factor.
     -----------------

          The Pool Factor (which represents the ratio
          of the Class A Invested Amount on the last day
          of the month ending on the Record Date
          adjusted for Class A Investor Charge-Offs set
          forth in B.5.a. above and for the distributions
          of principal set forth in A.2 above to the
          Class A Initial Invested Amount). The amount
          of a Class A Certificateholder's pro rata share
          of the Class A Invested Amount can be determined
          by multiplying the original denomination of the
          holder's Class A Certificate by the Pool
          Factor. . . . . . . . . . . .  . . . . . . .             100.00000000%

D.  Deficit Controlled Amortization Amount.
    ---------------------------------------

    1.  The Deficit Controlled Amortization Amount
        for the preceding Due Period. . . . . . . .                       $0.00


                             FCC NATIONAL BANK,
                             Servicer


                             By /s/ Mary A. Knutson
                                    ---------------

                             Title:      Vice President

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                               FCC NATIONAL BANK

              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1995-N
                                August 7, 1997

              ---------------------------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995-N Supplement dated as of April 1, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the August 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.   Information Regarding the Current Distribution
     (Stated on the Basis of $1,000 Original Principal Amount).
     ----------------------------------------------------------

     1.   The total amount of the distribution to
          Class A Certificateholders on the
          Payment Date per $1,000 interest. . . .                 $5.029

     2.   The amount of the distribution set forth
          in paragraph 1 above in respect of
          principal on the Class A Certificates,
          per $1,000 interest . . . . . . . . . .                 $0.000

     3.   The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Class A Certificates, per $1,000
          interest. . . . . . . . . . . . . . . .                 $5.029

B.   Information Regarding the Performance of the Trust.

     1.   Collections of Receivables.
          ---------------------------

     a.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Investor Certificates of all Series.       $479,182,109.91

     b.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Series 1995-N Certificates . . . . .         $9,672,129.63

     c.   The aggregate amount of Collections
          of Receivables processed for the Due
          Period with respect to the current
          Distribution Date which were allocated
          in respect of the Class A Certificates .         $8,463,113.42

     d.   The amount of Collections of Receivables
          processed for the Due Period with respect
          to the current Distribution Date which were
          allocated in respect of Class A
          Certificates, per $1,000 interest. . . .               $16.926

     e.   The amount of Excess Spread for the Due
          Period with respect to the current
          Distribution Date. . . . . . . . . . . .         $3,080,643.55

     f.   The amount of Reallocated Principal
          Collections for the Due Period with
          respect to the current Distribution
          Date allocated in respect of the
          Class A Certificates . . . . . . . . . .                 $0.00

     g.   The amount of Excess Finance Charge
          Collections allocated in respect of the
          Series 1995-N Certificates, if any . . .                 $0.00

     h.   The amount of Excess Principal Collections
          allocated in respect of the
          Series 1995-N Certificates, if any . . .                 $0.00


     2.   Receivables in Trust.
          ---------------------

     a.   Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the Investor Certificates of all Series).   $15,350,939,122.74

          b.   The amount of Principal Receivables in
               the Trust represented by the Series 1995-N
               Certificates (the "Invested Amount") for
               the Due Period with respect to the current
               Distribution Date . . . . . . . . . . .        $571,428,572.00

          c.   The amount of Principal Receivables
               in the Trust represented by the Class A
               Certificates (the "Class A Invested Amount")
               for the Due Period with respect to the
               current Distribution Date . . . . . . .        $500,000,000.00

          d.   The Invested Percentage with respect to
               Finance Charge Receivables (including
               Interchange) and Defaulted Receivables for
               the Series 1995-N Certificates for the Due
               Period with respect to the current
               Distribution Date . . . . . . . . . . .                  3.722%

          e.   The Invested Percentage with respect to
               Principal Receivables for the Series 1995-N
               Certificates for the Due Period with respect
               to the current Distribution Date. . . .                  3.722%

          f.   The Class A Floating Percentage for the
               Due Period with respect to the current
               Distribution Date . . . . . . . . . . .                 87.500%

          g.   The Class A Principal Percentage for the
               Due Period with respect to the current
               Distribution Date . . . . . . . . . . .                 87.500%

          h.   The Collateral Floating Percentage for the
               Due Period with respect to the current
               Distribution Date . . . . . . . . . . .                 12.500%

          i.   The Collateral Principal Percentage for the
               Due Period with respect to the current
               Distribution Date . . . . . . . . . . .                 12.500%


          3.   Delinquent Balances.
               --------------------


               The aggregate amount of outstanding
               balances in the Accounts which were 30
               or more days delinquent as of the end of
               the Due Period for the current Distribution
               Date. . . . . . . . . . . . . . . . . .        $884,535,477.62

          4.   Investor Default Amount.
               ------------------------

          a.   The aggregate amount of all Defaulted
               Receivables written off as uncollectible
               during the Due Period with respect
               to the current Distribution Date
               allocable to the Series 1995-N
               Certificates (the "Investor Default
               Amount"). . . . . . . . . . . . . . . .          $4,251,465.44

          b.   The Class A Investor Default Amount. .           $3,720,032.25

          c.   The Collateral Investor Default Amount.            $531,433.19

          5.   Investor Charge-Offs.
               ---------------------

          a.   The amount of the Class A Investor
               Charge-Offs per $1,000 interest after
               reimbursement of any such Class A
               Investor Charge-Offs for the Due Period
               with respect to the current Distribution
               Date . . . . . . . . . . . . . . . . .                   $0.00

          b.   The amount attributable to Class A
               Investor Charge-Offs, if any, by which
               the principal balance of the
               Class A Certificates exceeds the
               Class A Invested Amount as of the end
               the day on the Record Date with
               respect to the current Distribution
               Date. . . . . . . . . . . . . . . . . .                  $0.00

          c.   The amount of the Collateral Charge-
               Offs, if any, for the Due Period with
               respect to the current Distribution
               Date . . . . . . . . . . . . . . . . .                   $0.00

          6.   Monthly Servicing Fee.
               ----------------------

          a.   The amount of the Monthly Servicing Fee
               payable by the Trust to the Servicer
               with respect to the current Distribution
               Date . . . . . . . . . . . . . . . . .             $357,142.86

          b.   The amount of the Interchange Monthly
               Servicing Fee payable to the Servicer
               with respect to the current Distribution
               Date . . . . . . . . . . . . . . . . .             $595,238.10

     7.   Available Cash Collateral Amount.
          ---------------------------------

     a.   The amount, if any, withdrawn
          from the Cash Collateral Account
          for the current Distribution Date
          (with "Withdrawal Amount").....                      $0.00

     b.   The amount available to be withdrawn from
          the Cash Collateral Account as of the
          end of the day on the current Distribution
          Date, after giving effect to all with-
          drawals, deposits and payments to be
          made on such Distribution Date (the
          "Available Cash Collateral Amount"
          for the next Distribution Date)....          $5,714,286.00

     c.   The amount as computed in 7.b as a
          percentage of the Class A Invested
          Amount after giving effect to all re-
          ductions thereof on the current Distri-
          bution Date...........................               1.143%


8.   Collateral Invested Amount.
     ---------------------------

     a.   The Collateral Invested Amount for the
          current Distribution Date.......            $71,428,572.00

     b.   The Collateral Invested Amount after
          giving effect to all withdrawals,
          deposits and payments on the current
          Distribution Date...................        $71,428,572.00

9.   Total Enhancement.
     ------------------

     a.   The total Enhancement for the current
          Distribution Date....................       $77,142,858.00

     b.   The total Enhancement after giving effect
          to all withdrawals, deposits and
          payments on the current Distribution
          Date....................................    $77,142,858.00

      C.  The Pool Factor.
          ----------------

               The Pool Factor (which represents the ratio
               of the Class A Invested Amount on the last day
               of the month ending on the Record Date
               adjusted for Class A Investor Charge-Offs set
               forth in B.5.a. above and for the distributions
               of principal set forth in A.2 above to the
               Class A Initial Invested Amount). The amount
               of a Class A Certificateholder's pro rata
               share of the Class A Invested Amount can be
               determined by multiplying the original
               denomination of the holder's Class A
               Certificate by the Pool Factor..........     100.00000000%

     D.   Deficit Controlled Amortization Amount.
          ---------------------------------------

          1.   The Deficit Controlled Amortization Amount
               for the preceding Due Period............            $0.00

                                        FCC NATIONAL BANK,
                                        Servicer



                                        By: /s/ Mary A. Knutson
                                            -------------------

                                        Title: Vice President

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                               FCC NATIONAL BANK

              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1995-O
                                August 7, 1997

              ---------------------------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995-O Supplement dated as of June 1, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the August 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


     A.   Information Regarding the Current Distribution (Stated on the Basis of
          ----------------------------------------------------------------------
          $1000 Original Principal Amount).
          ---------------------------------

          1.  The total amount of the distribution to
              Class A Certificateholders on the
              Payment Date per $1,000 interest. . . .         $5.089


          2.  The amount of the distribution set forth
              in paragraph 1 above in respect of
              principal on the  Class A Certificates,
              per $1,000 interest . . . . . . . . . .         $0.000


          3.  The amount of the distribution set forth in
              paragraph 1 above in respect of interest on
              the Class A Certificates, per $1,000
              interest. . . . . . . . . . . . . . . .         $5.089

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

     1.   Collections of Receivables.
          ---------------------------

     a.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Investor Certificates of all Series....    $479,182,109.91

     b.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Series 1995-O Certificates.............      $9,672,129.63

     c.   The aggregate amount of Collections
          of Receivables processed for the Due
          Period with respect to the current
          Distribution Date which were allocated
          in respect of the Class A Certificates .....     $8,463,113.42

     d.   The amount of Collections of Receivables
          processed for the Due Period with respect
          to the current Distribution Date which were
          allocated in respect of Class A
          Certificates, per $1,000 interest..........            $16.926

     e.   The amount of Excess Spread for the Due
          Period with respect to the current
          Distribution Date..........................      $3,050,504.66

     f.   The amount of Reallocated Principal
          Collections for the Due Period with
          respect to the current Distribution
          Date allocated in respect of the
          Class A Certificates ......................              $0.00

     g.   The amount of Excess Finance Charge
          Collections allocated in respect of the
          Series 1995-O Certificates, if any ........              $0.00

     h.   The amount of Excess Principal Collections
          allocated in respect of the
          Series 1995-O Certificates, if any ........              $0.00


     2.   Receivables in Trust.
          ---------------------

     a.   Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by the Investor Certificates of all Series)... $15,350,939,122.74

     b.   The amount of Principal Receivables in
          the Trust represented by the Series 1995-O
          Certificates (the "Invested Amount") for
          the Due Period with respect to the current
          Distribution Date . . . . . . . . . . .        $571,428,572.00

     c.   The amount of Principal Receivables
          in the Trust represented by the Class A
          Certificates (the "Class A Invested Amount")
          for the Due Period with respect to the
          current Distribution Date . . . . . . .        $500,000,000.00

     d.   The Invested Percentage with respect to
          Finance Charge Receivables (including
          Interchange) and Defaulted Receivables for
          the Series 1995-O Certificates for the Due
          Period with respect to the current
          Distribution Date . . . . . . . . . . .                  3.722%

     e.   The Invested Percentage with respect to
          Principal Receivables for the Series 1995-O
          Certificates for the Due Period with respect
          to the current Distribution Date. . . .                  3.722%

     f.   The Class A Floating Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . .                 87.500%

     g.   The Class A Principal Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . .                 87.500%

     h.   The Collateral Floating Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . .                 12.500%

     i.   The Collateral Principal Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . .                 12.500%


     3.   Delinquent Balances.
          -------------------

          The aggregate amount of outstanding
          balances in the Accounts which were 30
          or more days delinquent as of the end of
          the Due Period for the current Distribution
          Date. . . . . . . . . . . . . . . . . .        $884,535,477.62

     4.   Investor Default Amount.
          ------------------------

     a.   The aggregate amount of all Defaulted
          Receivables written off as uncollectible
          during the Due Period with respect
          to the current Distribution Date
          allocable to the Series 1995-O
          Certificates (the "Investor Default
          Amount") . . . . . . . . . . . . . . .           $4,251,465.44

     b.   The Class A Investor Default Amount. .           $3,720,032.25

     c.   The Collateral Investor Default Amount             $531,433.19

     5.   Investor Charge-Offs.
          ---------------------

     a.   The amount of the Class A Investor
          Charge-Offs per $1,000 interest after
          reimbursement of any such Class A
          Investor Charge-Offs for the Due Period
          with respect to the current Distribution
          Date . . . . . . . . . . . . . . . . .                   $0.00

     b.   The amount attributable to Class A
          Investor Charge-Offs, if any, by which
          the principal balance of the
          Class A Certificates exceeds the
          Class A Invested Amount as of the end
          of the day on the Record Date with
          respect to the current Distribution
          Date . . . . . . . . . . . . . . . . .                   $0.00

     c.   The amount of the Collateral Charge-
          Offs, if any, for the Due Period with
          respect to the current Distribution
          Date . . . . . . . . . . . . . . . . .                   $0.00

     6.   Monthly Servicing Fee.
          ----------------------

     a.   The amount of the Monthly Servicing Fee
          payable by the Trust to the Servicer
          with respect to the current Distribution
          Date . . . . . . . . . . . . . . . . .             $357,142.86

     b.   The amount of the Interchange Monthly
          Servicing Fee payable to the Servicer
          with respect to the current Distribution
          Date . . . . . . . . . . . . . . . . .             $595,238.10

     7.   Available Cash Collateral Amount.
          ---------------------------------

     a.   The amount, if any, withdrawn
          from the Cash Collateral Account
          for the current Distribution Date
          (the "Withdrawal Amount").............                $0.00

     b.   The amount available to be withdrawn from
          the Cash Collateral Account as of the
          end of the day on the current Distribution
          Date, after giving effect to all with-
          drawals, deposits and payments to be
          made on such Distribution Date (the
          "Available Cash Collateral Amount"
          for the next Distribution Date).......       $5,714,286.00

     c.   The amount as computed in 7.b as a
          percentage of the Class A Invested
          Amount after giving effect to all re-
          ductions thereof on the current Distri-
          bution Date...........................               1.143%


8.   Collateral Invested Amount.
     ---------------------------

     a.   The Collateral Invested Amount for the
          current Distribution Date.............      $71,428,572.00

     b.   The Collateral Invested Amount after
          giving effect to all withdrawals,
          deposits and payments on the current
          Distribution Date.....................      $71,428,572.00

9.   Total Enhancement.
     ------------------

     a.   The total Enhancement for the current
          Distribution Date.....................      $77,142,858.00

     b.   The total Enhancement after giving effect
          to all withdrawals, deposits and
          payments on the current Distribution
          Date..................................      $77,142,858.00

      C.  The Pool Factor.
          ----------------

               The Pool Factor (which represents the ratio
               of the Class A Invested Amount on the last day
               of the month ending on the Record Date
               adjusted for Class A Investor Charge-Offs set
               forth in B.5.a. above and for the distributions
               of principal set forth in A.2 above to the
               Class A Initial Invested Amount). The amount
               of a Class A Certificateholder's pro rata
               share of the Class A Invested Amount can be
               determined by multiplying the original
               denomination of the holder's Class A
               Certificate by the Pool Factor..........     100.00000000%

     D.   Deficit Controlled Amortization Amount.
          ---------------------------------------

          1.   The Deficit Controlled Amortization Amount
               for the preceding Due Period...............         $0.00

                                        FCC NATIONAL BANK,
                                        Servicer



                                        By: /s/ Mary A. Knutson
                                            -------------------

                                        Title: Vice President

          CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                       FCC NATIONAL BANK

      ---------------------------------------------------

                  FIRST CHICAGO MASTER TRUST II
                           Series 1995-P
                           August 7, 1997

      ---------------------------------------------------


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest
Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995-P Supplement dated as of June 1, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the August 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Distribution
    ----------------------------------------------
    (Stated on the Basis of $1,000 Original Principal Amount).
    ----------------------------------------------------------

    1.  The total amount of the distribution to
        Class A Certificateholders on the
        Payment Date per $1,000 interest. . . .                $5.046

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the Class A Certificates,
        per $1,000 interest . . . . . . . . . .                $0.000

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Class A Certificates, per $1,000
        interest. . . . . . . . . . . . . . . .                $5.046

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1.  Collections of Receivables.
        ---------------------------

    a.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series.       $479,182,109.91

    b.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1995-P Certificates. . . . .          $9,672,129.63

    c.  The aggregate amount of Collections
        of Receivables processed for the Due
        Period with respect to the current
        Distribution Date which were allocated
        in respect of the Class A Certificates . . .     $8,463,113.42

    d.  The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Class A
        Certificates, per $1,000 interest. . . .               $16.926

    e.  The amount of Excess Spread for the Due
        Period with respect to the current
        Distribution Date. . . . . . . . . . . .         $3,072,032.44

    f.  The amount of Reallocated Principal
        Collections for the Due Period with
        respect to the current Distribution
        Date allocated in respect of the
        Class A Certificates . . . . . . . . . .                 $0.00

    g.  The amount of Excess Finance Charge
        Collections allocated in respect of the
        Series 1995-P Certificates, if any . . .                 $0.00

    h.  The amount of Excess Principal Collections
        allocated in respect of the
        Series 1995-P Certificates, if any . . .                 $0.00


    2.  Receivables in Trust.
        ---------------------

    a.  Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series).   $15,350,939,122.74

b.  The amount of Principal Receivables in
    the Trust represented by the Series 1995-P
    Certificates (the "Invested Amount") for
    the Due Period with respect to the current
    Distribution Date . . . . . . . . . . .        $571,428,572.00

c.  The amount of Principal Receivables
    in the Trust represented by the Class A
    Certificates (the "Class A Invested Amount")
    for the Due Period with respect to the
    current Distribution Date . . . . . . .        $500,000,000.00

d.  The Invested Percentage with respect to
    Finance Charge Receivables (including
    Interchange) and Defaulted Receivables for
    the Series 1995-P Certificates for the Due
    Period with respect to the current
    Distribution Date . . . . . . . . . . .                  3.722%

e.  The Invested Percentage with respect to
    Principal Receivables for the Series 1995-P
    Certificates for the Due Period with respect
    to the current Distribution Date. . . .                  3.722%

f.  The Class A Floating Percentage for the
    Due Period with respect to the current
    Distribution Date . . . . . . . . . . .                 87.500%

g.  The Class A Principal Percentage for the
    Due Period with respect to the current
    Distribution Date . . . . . . . . . . .                 87.500%

h.  The Collateral Floating Percentage for the
    Due Period with respect to the current
    Distribution Date . . . . . . . . . . .                 12.500%

i.  The Collateral Principal Percentage for the
    Due Period with respect to the current
    Distribution Date . . . . . . . . . . .                 12.500%


3.  Delinquent Balances.
    --------------------


    The aggregate amount of outstanding
    balances in the Accounts which were 30
    or more days delinquent as of the end of
    the Due Period for the current Distribution
    Date. . . . . . . . . . . . . . . . . .        $884,535,477.62

4.  Investor Default Amount.
    ------------------------

a.  The aggregate amount of all Defaulted
    Receivables written off as uncollectible
    during the Due Period with respect
    to the current Distribution Date
    allocable to the Series 1995-P
    Certificates (the "Investor Default
    Amount"). . . . . . . . . . . . . . . .          $4,251,465.44

b.  The Class A Investor Default Amount. .           $3,720,032.25

c.  The Collateral Investor Default Amount.            $531,433.19

5.  Investor Charge-Offs.
    ---------------------

a.  The amount of the Class A Investor
    Charge-Offs per $1,000 interest after
    reimbursement of any such Class A
    Investor Charge-Offs for the Due Period
    with respect to the current Distribution
    Date . . . . . . . . . . . . . . . . .                   $0.00

b.  The amount attributable to Class A
    Investor Charge-Offs, if any, by which
    the principal balance of the
    Class A Certificates exceeds the
    Class A Invested Amount as of the end
    of the day on the Record Date with
    respect to the current Distribution
    Date. . . . . . . . . . . . . . . . . .                  $0.00

c.  The amount of the Collateral Charge-
    Offs, if any, for the Due Period with
    respect to the current Distribution
    Date . . . . . . . . . . . . . . . . .                   $0.00

6.  Monthly Servicing Fee.
    ----------------------

a.  The amount of the Monthly Servicing Fee
    payable by the Trust to the Servicer
    with respect to the current Distribution
    Date . . . . . . . . . . . . . . . . .             $357,142.86

b.  The amount of the Interchange Monthly
    Servicing Fee payable to the Servicer
    with respect to the current Distribution
    Date . . . . . . . . . . . . . . . . .             $595,238.10

7.  Available Cash Collateral Amount
    ---------------------------------

a.  The amount, if any, withdrawn
    from the Cash Collateral Account
    for the current Distribution Date
    (the "Withdrawal Amount"). . . . . . .                       $0.00

b.  The amount available to be withdrawn from
    the Cash Collateral Account as of the
    Date, after giving effect to all with-
    drawals, deposits and payments to be
    made on such Distribution Date (the
    "Available Cash Collateral Amount"
    for the next Distribution Date). . . .               $5,714,286,00

c.  The amount as computed in 7.b as a
    percentage of the Class A Invested
    Amount after giving effect to all re-
    ductions thereof on the current Dist-
    ribution Date. . . . . . . . . . . . .                       1.143%

8.  Collateral Invested Amount.
    ---------------------------


a.  The Collateral Invested Amount for the
    current Distribution Date . . . . . . .             $71,428,572.00

b.  The Collateral Invested Amount after
    giving effect to all withdrawals,
    deposits and payments on the current
    Distribution Date . . . . . . . . . . .             $71,428,572.00


9.  Total Enhancement.
    ------------------

a.  The total Enhancement for the current
    Distribution Date. . . . . . . . . . .             $77,142,858.00

b.  The total Enhancement after giving ef-
    fect to all withdrawals, deposit and
    payments on the current Distribution
    Date. . . . . . . . . . . . . . . . .              $77,142,858.00

 c.  The Pool Factor.
     -----------------

          The Pool Factor (which represents the ratio
          of the Class A Invested Amount on the last day
          of the month ending on the Record Date
          adjusted for Class A Investor Charge-Offs set
          forth in B.5.a above and for the distributions
          of principal set forth in A.2 above to the
          Class A Initial Invested Amount). The amount
          of a Class A Certificateholder's pro rata share
          of the Class A Invested Amount can be determined
          by multiplying the original denomination of the
          holder's Class A Certificate by the Pool
          Factor . . . . . . . . . . . .  . . . . .                100.00000000%

D.  Deficit Controlled Amortization Amount.
    ---------------------------------------

    1.  The Deficit Controlled Amortization Amount
        for the preceding Due Period. . . . . . . .                      $0.00


                             FCC NATIONAL BANK,
                             Servicer


                             By /s/ Mary A. Knutson
                                    ---------------

                             Title:      Vice President

          CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                       FCC NATIONAL BANK

      ---------------------------------------------------

                  FIRST CHICAGO MASTER TRUST II
                           Series 1996-Q
                           August 7, 1997

      ---------------------------------------------------


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest
Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1996-Q Supplement dated as of September 1, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the August 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Distribution
    (Stated on the Basis of $1000 Original Principal Amount).

    1.  The total amount of the distribution to
        Class A Certificateholders on the
        Payment Date per $1,000 interest. . . .                $5.003

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the Class A Certificates,
        per $1,000 interest . . . . . . . . . .                $0.000

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Class A Certificates, per $1,000
        interest. . . . . . . . . . . . . . . .                $5.003

B.  Information Regarding the Performance of the Trust.

    1.  Collections of Receivables.

    a.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series.       $479,182,109.91

    b.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1996-Q Certificates. . . . .         $17,409,833.30

    c.  The aggregate amount of Collections
        of Receivables processed for the Due
        Period with respect to the current
        Distribution Date which were allocated
        in respect of the Class A Certificates . . .    $15,233,604.14

    d.  The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Class A
        Certificates, per $1,000 interest. . . .               $16.926

    e.  The amount of Excess Spread for the Due
        Period with respect to the current
        Distribution Date. . . . . . . . . . . .         $5,568,408.36

    f.  The amount of Reallocated Principal
        Collections for the Due Period with
        respect to the current Distribution
        Date allocated in respect of the
        Class A Certificates . . . . . . . . . .                 $0.00

    g.  The amount of Excess Finance Charge
        Collections allocated in respect of the
        Series 1996-Q Certificates, if any . . .                 $0.00

    h.  The amount of Excess Principal Collections
        allocated in respect of the
        Series 1996-Q Certificates, if any . . .                 $0.00


    2.  Receivables in Trust.

    a.  Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series).   $15,350,939,122.74

b.  The amount of Principal Receivables in
    the Trust represented by the Series 1996-Q
    Certificates (the "Invested Amount") for
    the Due Period with respect to the current
    Distribution Date . . . . . . . . . . .      $1,028,571,429.00

c.  The amount of Principal Receivables
    in the Trust represented by the Class A
    Certificates (the "Class A Invested Amount")
    for the Due Period with respect to the
    current Distribution Date . . . . . . .        $900,000,000.00

d.  The Invested Percentage with respect to
    Finance Charge Receivables (including
    Interchange) and Defaulted Receivables for
    the Series 1996-Q Certificates for the Due
    Period with respect to the current
    Distribution Date . . . . . . . . . . .                  6.700%

e.  The Invested Percentage with respect to
    Principal Receivables for the Series 1996-Q
    Certificates for the Due Period with respect
    to the current Distribution Date. . . .                  6.700%

f.  The Class A Floating Percentage for the
    Due Period with respect to the current
    Distribution Date . . . . . . . . . . .                 87.500%

g.  The Class A Principal Percentage for the
    Due Period with respect to the current
    Distribution Date . . . . . . . . . . .                 87.500%

h.  The Collateral Floating Percentage for the
    Due Period with respect to the current
    Distribution Date . . . . . . . . . . .                 12.500%

i.  The Collateral Principal Percentage for the
    Due Period with respect to the current
    Distribution Date . . . . . . . . . . .                 12.500%


3.  Delinquent Balances.


    The aggregate amount of outstanding
    balances in the Accounts which were 30
    or more days delinquent as of the end of
    the Due Period for the current Distribution
    Date. . . . . . . . . . . . . . . . . .        $884,535,477.62

4.  Investor Default Amount.

a.  The aggregate amount of all Defaulted
    Receivables written off as uncollectible
    during the Due Period with respect
    to the current Distribution Date
    allocable to the Series 1996-Q
    Certificates (the "Investor Default
    Amount"). . . . . . . . . . . . . . . .          $7,652,637.77

b.  The Class A Investor Default Amount. .           $6,696,058.05

c.  The Collateral Investor Default Amount.            $956,579.72

5.  Investor Charge-Offs.

a.  The amount of the Class A Investor
    Charge-Offs per $1,000 interest after
    reimbursement of any such Class A
    Investor Charge-Offs for the Due Period
    with respect to the current Distribution
    Date . . . . . . . . . . . . . . . . .                   $0.00

b.  The amount attributable to Class A
    Investor Charge-Offs, if any, by which
    the principal balance of the
    Class A Certificates exceeds the
    Class A Invested Amount as of the end
    of the day on the Record Date with
    respect to the current Distribution
    Date. . . . . . . . . . . . . . . . . .                  $0.00

c.  The amount of the Collateral Charge-
    Offs, if any, for the Due Period with
    respect to the current Distribution
    Date . . . . . . . . . . . . . . . . .                   $0.00

6.  Monthly Servicing Fee.

a.  The amount of the Monthly Servicing Fee
    payable by the Trust to the Servicer
    with respect to the current Distribution
    Date . . . . . . . . . . . . . . . . .             $642,857.14

b.  The amount of the Interchange Monthly
    Servicing Fee payable to the Servicer
    with respect to the current Distribution
    Date . . . . . . . . . . . . . . . . .           $1,071,428.57

     7.   Available Cash Collateral Amount.
          ---------------------------------

     a.   The amount, if any, withdrawn
          from the Cash Collateral Account
          for the current Distribution Date
          (with "Withdrawal Amount").....                      $0.00

     b.   The amount available to be withdrawn from
          the Cash Collateral Account as of the
          end of the day on the current Distribution
          Date, after giving effect to all with-
          drawals, deposits and payments to be
          made on such Distribution Date (the
          "Available Cash Collateral Amount"
          for the next Distribution Date)....         $10,285,714.00

     c.   The amount as computed in 7.b as a
          percentage of the Class A Invested
          Amount after giving effect to all re-
          ductions thereof on the current Distri-
          bution Date...........................               1.143%


8.   Collateral Invested Amount.
     ---------------------------

     a.   The Collateral Invested Amount for the
          current Distribution Date.......           $128,571,429.00

     b.   The Collateral Invested Amount after
          giving effect to all withdrawals,
          deposits and payments on the current
          Distribution Date...................       $128,571,429.00

9.   Total Enhancement.
     ------------------

     a.   The total Enhancement for the current
          Distribution Date....................      $138,857,143.00

     b.   The total Enhancement after giving effect
          to all withdrawals, deposits and
          payments on the current Distribution
          Date....................................   $138,857,143.00

C.  The Pool Factor.
    ----------------

         The Pool Factor (which represents the ratio
         of the class A Invested Amount on the last day
         of the month ending on he Record Date
         adjusted for Class A. Investor Charge-Offs set
         forth in B.5.a. above and for the distributions
         of principal set forth in A.2 above to the
         Class A Initial Invested Amount). The amount
         of a Class A Certificateholder's pro rata
         share of the Class A Invested Amount can be
         determined by multiplying the original
         denomination of the holder's Class A
         Certificate by the Pool Factor..........     100.00000000%

D.   Deficit Controlled Amortization Amount.
     ---------------------------------------

    1.   The Deficit Controlled Amortization Amount
         for the preceding Due Period...............         $0.00

                                  FCC NATIONAL BANK,
                                  Servicer



                                  By: /s/ Mary A. Knutson
                                      -------------------

                                  Title: Vice President

          CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                       FCC NATIONAL BANK

      ---------------------------------------------------

                  FIRST CHICAGO MASTER TRUST II
                           Series 1996-R
                           August 7, 1997

      ---------------------------------------------------


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest
Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1996-R Supplement dated as of November 1, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the August 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Periods for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Distribution
    (Stated on the Basis of $1000 Original Principal Amount).

    1.  The total amount of the distribution to
        Class A Certificateholders on the
        Payment Date per $1,000 interest. . . .                $4.951

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the Class A Certificates,
        per $1,000 interest . . . . . . . . . .                $0.000

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Class A Certificates, per $1,000
        interest. . . . . . . . . . . . . . . .                $4.951

B.  Information Regarding the Performance of the Trust.

    1.  Collections of Receivables.

    a.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series.       $479,182,109.91

    b.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1996-R Certificates . . . . .         $7,737,703.72

    c.  The aggregate amount of Collections
        of Receivables processed for the Due
        Period with respect to the current
        Distribution Date which were allocated
        in respect of the Class A Certificates . . .     $6,770,490.72

    d.  The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Class A
        Certificates, per $1,000 interest. . . .               $16.926

    e.  The amount of Excess Spread for the Due
        Period with respect to the current
        Distribution Date. . . . . . . . . . . .         $2,495,514.85

    f.  The amount of Reallocated Principal
        Collections for the Due Period with
        respect to the current Distribution
        Date allocated in respect of the
        Class A Certificates . . . . . . . . . .                 $0.00

    g.  The amount of Excess Finance Charge
        Collections allocated in respect of the
        Series 1996-R Certificates, if any . . .                 $0.00

    h.  The amount of Excess Principal Collections
        allocated in respect of the
        Series 1996-R Certificates, if any . . .                 $0.00


    2.  Receivables in Trust.

    a.  Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series).   $15,350,939,122.74

b.  The amount of Principal Receivables in
    the Trust represented by the Series 1996-R
    Certificates (the "Invested Amount") for
    the Due Period with respect to the current
    Distribution Date . . . . . . . . . . .        $457,142,858.00

c.  The amount of Principal Receivables
    in the Trust represented by the Class A
    Certificates (the "Class A Invested Amount")
    for the Due Period with respect to the
    current Distribution Date . . . . . . .        $400,000,000.00

d.  The Invested Percentage with respect to
    Finance Charge Receivables (including
    Interchange) and Defaulted Receivables for
    the Series 1996-R Certificates for the Due
    Period with respect to the current
    Distribution Date . . . . . . . . . . .                  2.978%

e.  The Invested Percentage with respect to
    Principal Receivables for the Series 1996-R
    Certificates for the Due Period with respect
    to the current Distribution Date. . . .                  2.978%

f.  The Class A Floating Percentage for the
    Due Period with respect to the current
    Distribution Date . . . . . . . . . . .                 87.500%

g.  The Class A Principal Percentage for the
    Due Period with respect to the current
    Distribution Date . . . . . . . . . . .                 87.500%

h.  The Collateral Floating Percentage for the
    Due Period with respect to the current
    Distribution Date . . . . . . . . . . .                 12.500%

i.  The Collateral Principal Percentage for the
    Due Period with respect to the current
    Distribution Date . . . . . . . . . . .                 12.500%


3.  Delinquent Balances.


    The aggregate amount of outstanding
    balances in the Accounts which were 30
    or more days delinquent as of the end of
    the Due Period for the current Distribution
    Date. . . . . . . . . . . . . . . . . .        $884,535,477.62

4.  Investor Default Amount.

a.  The aggregate amount of all Defaulted
    Receivables written off as uncollectible
    during the Due Period with respect
    to the current Distribution Date
    allocable to the Series 1996-R
    Certificates (the "Investor Default
    Amount"). . . . . . . . . . . . . . . .          $3,401,172.36

b.  The Class A Investor Default Amount. .           $2,976,025.80

c.  The Collateral Investor Default Amount.            $425,146.56

5.  Investor Charge-Offs.

a.  The amount of the Class A Investor
    Charge-Offs per $1,000 interest after
    reimbursement of any such Class A
    Investor Charge-Offs for the Due Period
    with respect to the current Distribution
    Date . . . . . . . . . . . . . . . . .                   $0.00

b.  The amount attributable to Class A
    Investor Charge-Offs, if any, by which
    the principal balance of the
    Class A Certificates exceeds the
    Class A Invested Amount as of the end
    of the day on the Record Date with
    respect to the current Distribution
    Date. . . . . . . . . . . . . . . . . .                  $0.00

c.  The amount of the Collateral Charge-
    Offs, if any, for the Due Period with
    respect to the current Distribution
    Date . . . . . . . . . . . . . . . . .                   $0.00

6.  Monthly Servicing Fee.

a.  The amount of the Monthly Servicing Fee
    payable by the Trust to the Servicer
    with respect to the current Distribution
    Date . . . . . . . . . . . . . . . . .             $285,714.29

b.  The amount of the Interchange Monthly
    Servicing Fee payable to the Servicer
    with respect to the current Distribution
    Date . . . . . . . . . . . . . . . . .             $476,190.48

7.  Available Cash Collateral Amount.
    ---------------------------------

a.  The amount, if any, withdrawn
    from the Cash Collateral Account
    for the current Distribution Date
    (the "Withdrawal Amount"). . . . .                          $0.00

b.  The amount available to be withdrawn from
    the Cash Collateral Account as of the
    end of the day on the current Distribution
    Date, after giving effect to all with-
    drawals, deposits and payments to be
    made on such Distribution Date (the
    "Available Cash Collateral Amount"
    for the next Distribution Date) . . .               $4,571,429,00

c.  The amount as computed in 7.b as a
    percentage of the Class A Invested
    Amount after giving effect to all re-
    ductions thereof on the current Dist-
    ribution Date. . . . . . . . . . . . .                      1.143%

8.  Collateral Invested Amount.
    ---------------------------


a.  The Collateral Invested Amount for the
    current Distribution Date. . . . . .               $57,142,858.00

b.  The Collateral Invested Amount after
    giving effect to all withdrawals,
    deposits and payments on the current
    Distribution Date . . . . . . . . . .              $57,142,858.00


9.  Total Enhancement.
    ------------------

a.  The total Enhancement for the current
    Distribution Date. . . . . . . . . . .             $61,714,287.00

b.  The total Enhancement after giving ef-
    fect to all withdrawals, deposits and
    payments on the current Distribution
    Date. . . . . . . . . . . . . . . . .              $61,714,287.00

 c.  The Pool Factor.
     -----------------

          The Pool Factor (which represents the ratio
          of the Class A Invested Amount on the last day
          of the month ending on the Record Date
          adjusted for Class A Investor Charge-Offs set
          forth in B.5.a. above and for the distributions
          of principal set forth in A.2 above to the
          Class A Initial Invested Amount). The amount
          of a Class A Certificateholder's pro rata share
          of the Class A Invested Amount can be determined
          by multiplying the original denomination of the
          holder's Class A Certificate by the Pool
          Factor. . . . . . . . . . . .  . . . . . . .             100.00000000%

D.  Deficit Controlled Amortization Amount.
    ---------------------------------------

    1.  The Deficit Controlled Amortization Amount
        for the preceding Due Period. . . . . . . .                       $0.00


                             FCC NATIONAL BANK,
                             Servicer


                             By /s/ Mary A. Knutson
                                    ---------------

                             Title:      Vice President

          CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                       FCC NATIONAL BANK

      ---------------------------------------------------

                  FIRST CHICAGO MASTER TRUST II
                           Series 1996-S
                           August 7, 1997

      ---------------------------------------------------


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest
Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1996-S Supplement dated as of November 1, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the August 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Periods for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Distribution
    (Stated on the Basis of $1000 Original Principal Amount).

    1.  The total amount of the distribution to
        Class A Certificateholders on the
        Payment Date per $1,000 interest. . . .                $4.998

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the  Class A Certificates,
        per $1,000 interest . . . . . . . . . .                $0.000

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Class A Certificates, per $1,000
        interest. . . . . . . . . . . . . . . .                $4.998

B.  Information Regarding the Performance of the Trust.

    1.  Collections of Receivables.

    a.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series.       $479,182,109.91

    b.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1996-S  Certificates. . . . .        $13,540,981.47

    c.  The aggregate amount of Collections
        of Receivables processed for the Due
        Period with respect to the current
        Distribution Date which were allocated
        in respect of the Class A Certificates . . .    $11,848,358.77

    d.  The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Class A
        Certificates, per $1,000 interest. . . .               $16.926

    e.  The amount of Excess Spread for the Due
        Period with respect to the current
        Distribution Date. . . . . . . . . . . .         $4,333,998.18

    f.  The amount of Reallocated Principal
        Collections for the Due Period with
        respect to the current Distribution
        Date allocated in respect of the
        Class A Certificates . . . . . . . . . .                 $0.00

    g.  The amount of Excess Finance Charge
        Collections allocated in respect of the
        Series 1996-S Certificates, if any . . .                 $0.00

    h.  The amount of Excess Principal Collections
        allocated in respect of the
        Series 1996-S Certificates, if any . . .                 $0.00


    2.  Receivables in Trust.

    a.  Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series).   $15,350,939,122.74

b.  The amount of Principal Receivables in
    the Trust represented by the Series 1996-S
    Certificates (the "Invested Amount") for
    the Due Period with respect to the current
    Distribution Date . . . . . . . . . . .        $800,000,000.00

c.  The amount of Principal Receivables
    in the Trust represented by the Class A
    Certificates (the "Class A Invested Amount")
    for the Due Period with respect to the
    current Distribution Date . . . . . . .        $700,000,000.00

d.  The Invested Percentage with respect to
    Finance Charge Receivables (including
    Interchange) and Defaulted Receivables for
    the Series 1996-S  Certificates for the Due
    Period with respect to the current
    Distribution Date . . . . . . . . . . .                  5.211%

e.  The Invested Percentage with respect to
    Principal Receivables for the Series 1996-S
    Certificates for the Due Period with respect
    to the current Distribution Date. . . .                  5.211%

f.  The Class A Floating Percentage for the
    Due Period with respect to the current
    Distribution Date . . . . . . . . . . .                 87.500%

g.  The Class A Principal Percentage for the
    Due Period with respect to the current
    Distribution Date . . . . . . . . . . .                 87.500%

h.  The Collateral Floating Percentage for the
    Due Period with respect to the current
    Distribution Date . . . . . . . . . . .                 12.500%

i.  The Collateral Principal Percentage for the
    Due Period with respect to the current
    Distribution Date . . . . . . . . . . .                 12.500%


3.  Delinquent Balances.


    The aggregate amount of outstanding
    balances in the Accounts which were 30
    or more days delinquent as of the end of
    the Due Period for the current Distribution
    Date. . . . . . . . . . . . . . . . . .        $884,535,477.62

4.  Investor Default Amount.

a.  The aggregate amount of all Defaulted
    Receivables written off as uncollectible
    during the Due Period with respect
    to the current Distribution Date
    allocable to the Series 1996-S
    Certificates (the "Investor Default
    Amount"). . . . . . . . . . . . . . . .          $5,952,051.61

b.  The Class A Investor Default Amount. .           $5,208,045.15

c.  The Collateral Investor Default Amount.            $744,006.46

5.  Investor Charge-Offs.

a.  The amount of the Class A Investor
    Charge-Offs per $1,000 interest after
    reimbursement of any such Class A
    Investor Charge-Offs for the Due Period
    with respect to the current Distribution
    Date . . . . . . . . . . . . . . . . .                   $0.00

b.  The amount attributable to Class A
    Investor Charge-Offs, if any, by which
    the principal balance of the
    Class A Certificates exceeds the
    Class A Invested Amount as of the end
    of the day on the Record Date with
    respect to the current Distribution
    Date. . . . . . . . . . . . . . . . . .                  $0.00

c.  The amount of the Collateral Charge-
    Offs, if any, for the Due Period with
    respect to the current Distribution
    Date . . . . . . . . . . . . . . . . .                   $0.00

6.  Monthly Servicing Fee.

a.  The amount of the Monthly Servicing Fee
    payable by the Trust to the Servicer
    with respect to the current Distribution
    Date . . . . . . . . . . . . . . . . .             $500,000.00

b.  The amount of the Interchange Monthly
    Servicing Fee payable to the Servicer
    with respect to the current Distribution
    Date . . . . . . . . . . . . . . . . .             $833,333.33

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

7.  Available Cash Collateral Amount.
    ---------------------------------

a.  The amount, if any, withdrawn
    from the Cash Collateral Account
    for the current Distribution Date
    (the "Withdrawal Amount"). . . . .                          $0.00

b.  The amount available to be withdrawn from
    the Cash Collateral Account as of the
    end of the day on the current Distribution,
    Date, after giving effect to all with-
    drawals, deposits and payments to be
    made on such Distribution Date (the
    "Available cash Collateral Amount"
    for the next Distribution Date) . . .               $8,000,000.00

c.  The amount as computed in 7.b as a
    percentage of the Class A Invested
    Amount after giving effect to all re-
    ductions thereof on the current Dist-
    ribution Date. . . . . . . . . . . . .                      1.143%

8.  Collateral Invested Amount.
    ---------------------------


a.  The Collateral Invested Amount for the
    current Distribution Date. . . . . .              $100,000,000.00

b.  The Collateral Invested Amount after
    giving effect to all withdrawals,
    deposits and payments on the current
    Distribution Date . . . . . . . . . .             $100,000,000.00


9.  Total Enhancement.
    ------------------

a.  The total Enhancement for the current
    Distribution Date. . . . . . . . . . .            $108,000,000.00

b.  The total Enhancement after giving ef-
    fect to all withdrawals, deposits and
    payments on the current Distribution
    Date. . . . . . . . . . . . . . . . .             $108,000,000.00

 c.  The Pool Factor.
     -----------------

          The Pool Factor (which represents the ratio
          of the Class A Invested Amount on the last day
          of the month ending on the Record Date
          adjusted for Class A Investor Charge-Offs set
          forth in B.5.a above and for the distributions
          of principal set forth in A.2 above to the
          Class A Initial Invested Amount). The amount
          of a Class A Certificateholder's pro rata share
          of the Class A Invested Amount can be determined
          by multiplying the original denomination of the
          holder's Class A Certificate by the Pool
          Factor. . . . . . . . . . . .  . . . . . . .             100.00000000%

D.  Deficit Controlled Amortization Amount.
    ---------------------------------------

    1.  The Deficit Controlled Amortization Amount
        for the preceding Due Period. . . . . . . .                       $0.00


                             FCC NATIONAL BANK,
                             Servicer


                             By /s/ Mary A. Knutson
                                    ---------------

                             Title: Vice President

                                 Page 81 of 81